EXHIBIT 10.7 -





                             THE PROJECT GROUP, INC.

CERTIFICATE  OF  DESIGNATIONS,  PREFERENCES  AND
RIGHTS  AND  NUMBER  OF  SHARES  OF  SERIES  B
4%  REDEEMABLE  PREFERRED  STOCK


Pursuant  the  Business  Corporation  Law  of  State  of  Nevada


     The undersigned President and Secretary, respectively, of THE PROJECT GROUP, INC., a Nevada corporation (the "Corporation") certify that pursuant to authority granted to and vested in the Board of Directors of the corporation by the provisions of the Certificate of Incorporation and in accordance with the provisions of the Law of the State of Nevada, its Board of Directors has duly adopted the following resolutions creating the Series B 4% Redeemable Preferred Stock:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the corporation by the Corporation's Certificate of Incorporation, a series of preferred stock of the corporation be, and it hereby is, created out of the 5,000,000 shares of authorized preferred stock, par value $.001 per share, of which 2,500,000 shares are available for issuance as of the date hereof, such series to be designated Series B 4% Redeemable Preferred Stock (the "Series B Preferred Stock" or "Series B Stock"), to consist of 1,700 shares of which the preferences and relative and other rights, and the qualifications, limitations or restrictions thereof are as follows:

(1)     Certain  Definitions
        --------------------

     Unless the context otherwise requires, the terms defined in this paragraph 1 shall have, for all purposes of this resolution, the meanings herein specified.

     Common  Stock.  The  term  "Common  Stock"  shall  mean  all  shares now or
     -------------
hereafter  authorized of any class of Common Stock, par value $.001 per share of
     --
the Corporation, and any other stock of the Corporation, howsoever designated, authorized after the Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

     Conversion  Date.  The  term  "Conversion  Date" shall have the meaning set
     ----------------
forth  in  subparagraph  4(d)  below.

     Conversion  Rate.  The  term  "Conversion  Rate"  shall mean the formula to
     ----------------
determine the number of shares of Common Stock deliverable upon conversion of a share of the Series B Preferred Stock as set forth in paragraph 4 hereof.

     Conversion  Shares.  The  shares  of Common Stock issued or issuable to the
     -------------------
holders of the Series B Preferred Stock upon conversion thereof in accordance with the terms hereof.

     Dividend  Date.  The  term  "Dividend  Date"  shall mean March 31, June 30,
     --------------
September 30 and December 31 of each year that any share of the Series B Preferred Stock is outstanding, commencing on March 31, 2004.

     Issue Date. The term "Issue Date" shall mean the date that shares of Series
     -----------
B  Preferred  Stock  are  first  issued  by  the  Corporation.

     Issue  Price  The  term  "Issue  Price"  means  $1000.00  per  share.
     ------------

     Junior Stock.     The term "Junior Stock" shall mean any class or series of
     ------------
capital stock of the Corporation, including the Common Stock, ranking junior to the Series B Preferred Stock in respect of the right to receive dividends, and for the purposes of paragraph below, any class or series of capital stock of the Corporation, including the Common Stock, ranking junior to the Series B Preferred Stock in respect of the right to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation.

     Liquidation  Price.   $1000.00  per  Share.
     ------------------

     Record  Date.  The  term  "Record  Date" means the date set by the Board of
     ------------
Directors to determine the stockholders of the Corporation entitled to attend and vote at any meeting of stockholders or upon written consent.

     Redemption  Date.  The  term  "Redemption Date" shall mean 5:00 pm New York
     ----------------
time on any date set by the Corporation for redemption of all or a part of the Series B Preferred Stock.

     Redemption  Price.  The  term  "Redemption  Price" shall mean $1,200.00 per
     -----------------
share  of  Series  B  Preferred  Stock  plus  all  accrued and unpaid dividends.

     Senior  Stock.  The  term  "Senior Stock" shall mean any class or series of
     -------------
stock of the Corporation ranking senior to the Series B Preferred Stock in respect of the right to receive dividends and, for the purposes of paragraph 3 below, any class or series of stock of the Corporation issued after the Issue Date ranking senior to the Series B Preferred Stock in respect of the right to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation.

     Subsidiary.  The  term  "Subsidiary"  shall  mean  any Corporation of which
     ----------
shares of stock possessing at least a majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation, whether directly or indirectly through one or more Subsidiaries.

     (2)     Dividends
             ---------

          Each share of Series B Preferred Stock shall be entitled to receive quarterly cumulative annual dividends of 4% ($40.00 per annum based upon the Issue Price) per share which will accrue from the date of original issue on the Shares and be payable, when and as declared by the Board of Directors out of funds legally available therefor, to holders of record on the 10th business day prior to the dividend date of December 31 and June 30 of each year. The Corporation may, at its option, pay dividends in cash or shares of Common Stock (the "Dividend Shares"); provided, however, any such Dividend Shares must be subject to an effective or filed and pending registration statement with the Securities and Exchange Commission allowing for the immediate resale under the Securities Act of 1933, as amended (the "Act") by the holder of the Dividend Shares . The number of Dividend Shares shall be determined by reference to the average closing price of the Common Stock for the 10 days prior to the record date for payment of the dividend. For the foreseeable future, the Corporation anticipates paying dividends in Dividend Shares, to the extent permitted by law.

     Dividends on the Series B Preferred Stock will be junior to dividends on any series or class of Senior Stock and if at any time any dividend on Senior Stock is in default, the Corporation may not pay any dividend on the Series B Preferred Stock until all accrued and unpaid dividends on the Senior Stock for all prior periods and the current period are paid or declared and set aside for payment. The Series B Preferred Stock will have priority as to dividends over the Common Stock and any other series or class of the Corporation's Junior Stock, and no dividend (other than dividends payable solely in Junior Stock) may be paid on, and no purchase, redemption or other acquisition may be made by the Corporation of, any Junior Stock unless all accrued and unpaid dividends on the Series B Preferred Stock for all prior periods and the current period have been paid or declared and set apart for payment.

     (3)     Distributions  Upon  Liquidation,  Dissolution  or  Winding  Up.
             ---------------------------------------------------------------

          In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, subject to the prior preferences and other rights of any Senior Stock, but before any distribution or payment shall be made to the holders of Junior Stock, the holders of the Series B Preferred Stock shall be entitled to be paid $1000.00 per share, plus accumulated unpaid dividends. If such payment shall have been made in full to the holders of the Series B Preferred Stock, and if payment shall have been made in full to the holders of any Senior Stock of all amounts to which such holders shall be entitled, the remaining assets and funds of the Corporation shall be distributed among the holders of Junior Stock, according to their respective shares and priorities. If, upon any such liquidation, dissolution or other winding up of the affairs of the Corporation, the net assets of the Corporation distributable among the holders of all outstanding shares of the Series B Preferred Stock shall be insufficient to permit the payment in full to such holders of the preferential amounts to which they are entitled, then the entire net assets of the Corporation remaining after the distributions to holders of any Senior Stock of the full amounts to which they may be entitled shall be distributed among the holders of the Series B Preferred Stock ratably in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the Corporation into or with another Corporation, Corporations, entity or other entities, nor the sale of all or substantially all of the assets of the Corporation shall be deemed a 1iquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this paragraph 3. Notwithstanding anything herein to the contrary, while any shares of Series B Preferred Stock are outstanding, the Corporation shall not establish any Senior Stock without the prior affirmative vote of a majority of the shares of Series B Preferred Stockholders.

     (4)     Redemption;  Conversion  Rights
             -------------------------------

     (a)       Redemption.  The  Series  B Stock shall be subject to  redemption
               ----------
at the option of the Corporation at any time after the Issue Date provided (i) there is an effective registration statement providing for the resale under the Act of the Conversion Shares, and (ii) holders of Series B Stock receive 20 days prior notice of the redemption, during which 20 day period they may convert the shares. The redemption price shall equal the Redemption Price. In the event of redemption, all Series B Preferred Stock outstanding after the Redemption Date shall represent solely the right to receive the Redemption Price, and all rights as a holder of Series B Preferred Stock shall terminate.

     (b)      Conversion Rights.  (i)   Unless redeemed, the Series B Shares are
              -----------------
convertible at any time at the option of the Holder from the date of issue until the redemption date. For each shares of Series B Stock converted, the number of shares of Common Stock ("Conversion Shares") to be received shall be 12,500 shares of Common Stock ("Conversion Rate"), subject to certain adjustments in the event of stock splits, reorganizations and similar transactions as provided herein.

          (ii) The Series B Stock shall automatically convert into shares of Common Stock at the then applicable Conversion Rate in the event that the Corporation's Common Stock has a closing sales price in excess of $0.60 per share for the 20 consecutive trading days prior to the date of written notice by the Corporation under this clause (ii) to the holders of the Series B Stock.

     (c)     Mechanics  of  Conversion.  The  holder  of  any shares of Series B
             -------------------------
Preferred Stock may exercise the conversion right specified above by surrendering to the Corporation or any transfer agent of the Corporation the certificate or certificates for the shares to be converted, accompanied by Conversion Notice specifying the number of shares to be converted; provided that the Corporation shall not be obligated to issue to any such holder certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing the shares of Series B Preferred Stock are either delivered to the Corporation or any transfer agent of the Corporation. Conversion of the shares of Series B Preferred Stock may be exercised in whole or in part by the holder by faxing an executed and completed notice of conversion to the Corporation and delivering the original notice of conversion and the certificate representing the shares of Series B Preferred Stock being converted to the Corporation by express courier within three (3) business days of exercise. Conversion under either clauses (b)(i) or (ii) shall be deemed to have been effected on the date when delivery of the Conversion Notice and certificates for shares to be converted are delivered to the Corporation and such date is referred to herein as the "Conversion Date". Subject to the provisions of subparagraph 4(e)(iv), as promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled. Subject to the provisions of subparagraph 4(e)(iv), the person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series B Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Series B Preferred Stock representing the unconverted portion of the certificate so surrendered.

     (d)     Fractional  Shares.  No  fractional shares of Common Stock or scrip
             ------------------
shall be issued upon conversion of shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B Preferred Stock, the number of shares issuable upon conversion will be rounded up to the nearest whole share.

     (e)     Conversion  Rate Adjustments.  The Conversion Rate shall be subject
             ----------------------------
to  adjustment  from  time  to  time  as  follows:

          (i)       Stock  Dividends,  Subdivisions,  Reclassifications  or
                    -------------------------------------------------------
Combinations. If the Corporation shall (A) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (B) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (C) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Conversion Rate in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series B Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had such Series B Preferred Stock been converted immediately prior to such date. Successive adjustments in the Conversion Rate shall be made whenever any event specified above shall occur.

          (ii)  Other Distributions.  In case the Corporation shall fix a record
                -------------------
date for the making of a distribution to all holders of shares of its Common Stock (A) of shares of any class other than its Common Stock or (B) of evidence of indebtedness of the Corporation or any Subsidiary or (C) of assets (excluding cash dividends or distributions, and dividends or distributions referred to in the foregoing paragraph), or (D) of rights or warrants, each holder of a share of Series B Preferred Stock shall, upon the exercise of his right to convert after such record date, receive, in addition to the shares of Common Stock to which he is entitled, the amount of such shares, indebtedness or assets (or, at the option of the Corporation, the sum equal to the value thereof at the time of distribution as determined by the Board of Directors in its sole discretion) that would have been distributed to such holder if he had exercised his right to convert immediately prior to the record date for such determination.

          (iii)  Consolidation,  Merger,  Sale, Lease or Conveyance.  In case of
                 --------------------------------------------------
any consolidation with or merger of the Corporation with or into another Corporation, or in case of any sale, lease or conveyance to another Corporation of the assets of the Corporation or substantially all of its assets, each share of Series B Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of Series B Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Series B Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Series B Preferred Stock.

          (iv)  Timing  of  Issuance  of  Additional  Common  Stock Upon Certain
                ----------------------------------------------------------------
Adjustments. In any case in which the provisions of this subparagraph (e) shall require that any adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event, issuing to the holder of any share of Series B Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment.

     (g)     Prohibition  on  Financings/Adjustment.  The  Corporation shall not
             --------------------------------------
issue any shares of Common Stock (or securities convertible or exchangeable into Common Stock) with an issue price (or conversion or exercise price in the case of convertible securities) for a period commending on the Issue Date and ending on a date which s 90 after the date that a registration statement is declared effective by the Sec providing for the resale under the Act by the Holders of the Conversion Shares; provided, however, the Corporation may (i) issue options or shares or other securities to its employees and other eligible persons under its existing employee option plans; (ii) issue warrants or other securities to consultants or advisors provided such securities have an exercise or conversion price in excess of $0.14 per share and (iii) may issue shares of Common Stock in connection with the exercise or conversion of convertible securities outstanding on the date hereof in accordance with the terms thereof. In the event that the Corporation issues securities in violation of this clause (g), then Conversion Rate of the Series B Stock shall be reduced to reflect in full the issue or conversion or exercise price of such securities.

(h)     Statement  Regarding Adjustments.  Whenever the Conversion Rate shall be
        --------------------------------
adjusted as provided in subparagraph 4(d) or (g), the Corporation shall forthwith file, at the office of any transfer agent for the Series B Preferred Stock and at the principal office of the Corporation, a statement showing in detail the facts requiring such adjustment and the Conversion Rate that shall be in effect after such adjustment, and the Corporation shall also cause a copy of such statement to be sent by first class mail, postage prepaid, to each holder of shares of Series B Preferred Stock at its address appearing on the Corporation's records. Such copy may be included as part of a notice required to be mailed under the provisions of subparagraph 4(h).

(g)     Notice  to  Holders.  In the event the Corporation shall propose to take
        -------------------
any action of the type described in clause (e) (but only if the action would result in an adjustment in the Conversion Rate), (ii) or (iii) of subparagraph 4(e) or (iii) an event requiring adjustment under subparagraph 4(g), the Corporation shall give notice to each holder of shares of Series B Preferred Stock, in the manner set forth in subparagraph 4(h), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable upon conversion of shares of Series B Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 10 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not, however, affect the legality or validity of any such action.

     (i)     Costs.  The  Corporation shall pay all documentary, stamp, transfer
             ------
or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series B Preferred Stock; provided that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved In the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series B Preferred Stock in respect of which such shares are being issued.

(j)     Reservation  of  Shares.  The  Corporation shall reserve at all times so
        -----------------------
long as any shares of Series B Preferred Stock remain outstanding, free from preemptive rights, out of its treasury stock (if applicable) or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series B Preferred Stock.

(k)     Valid  Issuance.  All  shares  of  Common Stock which may be issued upon
        ---------------
conversion of the shares of Series B Preferred Stock will upon issuance by the Corporation be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Corporation shall take no action which will cause a contrary result (including, without limitation, any action which would cause the Conversion Price to be less than the par value, if any, of the Common Stock).

(5)     Voting  Rights
        --------------

     The holders of record of shares of Series B Preferred Stock shall be entitled to the following voting rights:

(i) so long as any shares of Series B Preferred Stock shall be outstanding and unless the consent or approval of a greater number of shares shall then be required under the Nevada Law, without first obtaining the approval of at least a majority of the then outstanding shares of Series B Preferred Stock, given in person or by proxy either by written consent or at a meeting at which the holders of such shares shall be entitled to vote separately as a class, the Corporation shall not (A) amend, alter or repeal any provisions of the Series B Preferred Stock, Certificate of Incorporation or Bylaws so as to materially adversely affect any of the preferences, rights, powers or privileges of the Series B Preferred Stock or the holders thereof, (B) create, authorize or issue any other class or series of preferred stock on a parity with, or having greater or preferential rights than, the Series B Preferred Stock with respect to liquidation or dividends, (C) directly or indirectly, redeem, repurchase or otherwise acquire for value, or set aside for payment or make available for a sinking fund for the purchase or redemption of, any stock ranking junior to on a parity with the Series B Preferred Stock, (D) enter into any agreement which would prohibit or restrict the Corporation's right to pay dividends on the Series B Preferred Stock, (E) consummate transaction which would result in a change of control of the Corporation or a sale of all or substantially all of the assets of the Corporation.

(ii) so long as the Series B Preferred Stock is outstanding, the holders of the Series B Preferred Stock shall have the right to vote, on an as converted basis at the Conversion Rate in effect as of the record date for any meeting of shareholders or action by written consent, together with the Common Stock, on all matters submitted to a vote of the holders of Common Stock, voting as a single class, including without limitation, the election of directors.

(iii) for a period equal to the earlier of (ii) three years from the Issue date or (ii) or the date that all of the shares of Series B Preferred Stock have been converted or retired in their entirety, the holders of a majority of shares of the Series B Preferred Stock shall have the right to elect two directors to the Corporation's Board of Directors.

(iv)     as  otherwise  provided  by  the  State  of  Nevada  Corporation  Law.

Holders of Series B preferred Stock shall be entitled to notice of all meetings of shareholders, to the extent and in the same manner as the holders of the Corporation's Common Stock

     (6)     Exclusion  of  Other  Rights
             ----------------------------

     Except as may otherwise be required by law, the shares of Series B Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this Certificate of Designation (as such Certificate of Designation may be amended from time to time) and in the Corporation's Certificate of Incorporation.

     (7)


Headings  of  Subdivisions
--------------------------

     The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

     (8)     Severability  of  Provisions
             ----------------------------

     If any right, preference or limitation of the Series B Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

     (9)     Status  of  Reacquired  Shares.
             ------------------------------

     Shares of Series B Preferred Stock which are issued and reacquired in any manner or converted shall (upon compliance with any applicable provisions of the laws of the State of Nevada) not be reissued as Series B Preferred Stock, but shall have the status of authorized and unissued shares of Preferred Stock issuable in series undesignated as to Series B and may be redesignated and reissued.


[signature  page  appears  next]

     IN WITNESS WHEREOF, this Certificate has been made under the seal of the Corporation and the hands of the undersigned as of May 7, 2004.




THE  PROJECT  GROUP,  INC.


/s/  Craig  Crawford
-------------------------
Name:    Craig  Crawford
Title:  President